UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

STAG Industrial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! STAG INDUSTRIAL, INC. 2023 Annual Meeting Vote by April 24, 2023 11:59 PM ET You invested in STAG INDUSTRIAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the annual meeting of shareholders to be held on April 25, 2023. Vote Virtually at the Meeting* April 25, 2023 1:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/STAG2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D99601-P87540 STAG INDUSTRIAL, INC. ONE FEDERAL STREET, 23RD FLOOR BOSTON, MA 02110 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to April 11, 2023. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D99602-P87540 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming annual meeting of shareholders. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1c. Virgis W. Colbert 1a. Benjamin S. Butcher 1d. William R. Crooker 1b. Jit Kee Chin 1e. Michelle S. Dilley 1f. Jeffrey D. Furber 1g. Larry T. Guillemette 1h. Francis X. Jacoby III 1i. Christopher P. Marr 1j. Hans S. Weger 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the year ending December 31, 2023. 3. The approval of an amendment to the amended and restated STAG Industrial, Inc. 2011 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For 4. The approval, by non-binding vote, of executive compensation.